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                                                                   EXHIBIT 23(d)



                       [LETTERHEAD OF KPMG PEAT MARWICK]



                         Independent Auditors' Consent
                         -----------------------------



The Board of Directors
American Republic Bancshares, Inc.

We consent to the use of our reports herein and to the reference to our firm under the heading "EXPERTS" in the prospectus.



                              /s/ KPMG Peat Marwick LLP



October 24, 1994